Exhibit 99.2

STERLING FINANCIAL CORPORATION
SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,
EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	SEPT 30, 2005	JUNE 30, 2005	SEPT 30, 2004 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$126,812	$126,345	$106,023
LOANS RECEIVABLE, NET	4,287,684	4,181,265	4,021,008
LOANS HELD FOR SALE	26,091	15,559	16,367
INVESTMENTS AND MORTGAGE-BACKED SECURITIES (MBS) AVAILABLE FOR SALE	1,915,287	1,996,804	2,173,086
INVESTMENTS AND MBS HELD TO MATURITY	49,716	49,908	47,841
OFFICE PROPERTIES AND EQUIPMENT, NET	81,007	80,582	77,920
REAL ESTATE OWNED AND OTHER COLLATERALIZED ASSETS, NET	2,454	2,463	3,447
GOODWILL, NET	112,391	112,391	111,050
OTHER INTANGIBLE ASSETS, NET	18,180	18,736	20,403
BANK OWNED LIFE INSURANCE (BOLI)	107,122	95,957	92,792
PREPAID EXPENSES AND OTHER ASSETS, NET	69,304	63,802	63,509

TOTAL ASSETS	$6,796,048	$6,743,812	$6,733,446

LIABILITIES:
DEPOSITS	$4,390,757	$4,200,196	$3,776,932
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,266,874	1,317,141	1,593,503
REPURCHASE AGREEMENTS AND FED FUNDS	461,594	536,152	681,843
OTHER BORROWINGS	110,683	111,152	166,134
ACCRUED EXPENSES AND OTHER LIABILITIES	66,457	75,684	67,797
TOTAL LIABILITIES	6,296,365	6,240,325	6,286,209

SHAREHOLDERS’ EQUITY:
COMMON STOCK	34,725	23,084	22,791
ADDITIONAL PAID-IN CAPITAL	384,409	395,865	386,322
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED LOSS ON INVESTMENTS AND MBS (2)	(26,635)	(10,494)	(9,481)
RETAINED EARNINGS	107,184	95,032	47,605
TOTAL SHAREHOLDERS’ EQUITY	499,683	503,487	447,237

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,796,048	$6,743,812	$6,733,446

BOOK VALUE PER SHARE (3)	$14.39	$14.54	$13.08

TANGIBLE BOOK VALUE PER SHARE (3)(4)	$10.63	$10.75	$9.24

SHARES OUTSTANDING AT END OF PERIOD	34,725,400	23,084,300	22,791,122

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	7.35%	7.47%	6.64%

TANGIBLE SHAREHOLDERS’ EQUITY TO TANGIBLE ASSETS (5)	5.54%	5.63%	4.78%

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)	Net of deferred income taxes.

(3)	Prior period amounts have been restated to reflect the 3 for 2 stock split that occurred on August 31, 2005.

(4)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(5)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30,	JUNE 30,	SEPT 30,	SEPT 30,	SEPT 30,
	2005	2005	2004 (1)	2005	2004 (1)
INTEREST INCOME:
LOANS	$73,375	$72,619	$57,665	$214,037	$165,724
MORTGAGE-BACKED SECURITIES	20,757	21,858	22,642	65,697	61,985
INVESTMENTS AND CASH	642	579	1,319	2,162	4,548
TOTAL INTEREST INCOME	94,774	95,056	81,626	281,896	232,257

INTEREST EXPENSE:
DEPOSITS	23,827	21,105	13,696	63,255	38,233
BORROWINGS	17,859	20,137	17,729	58,921	49,410
TOTAL INTEREST EXPENSE	41,686	41,242	31,425	122,176	87,643

NET INTEREST INCOME	53,088	53,814	50,201	159,720	144,614

PROVISION FOR LOSSES ON LOANS	(3,400)	(3,400)	(3,000)	(10,550)	(8,850)
NET INTEREST INCOME AFTER PROVISION	49,688	50,414	47,201	149,170	135,764

NON INTEREST INCOME:
FEES AND SERVICE CHARGES	9,260	8,205	8,116	24,868	24,836
MORTGAGE BANKING OPERATIONS	2,969	6,106	1,477	14,447	4,440
LOAN SERVICING FEES	90	103	129	330	435
NET GAIN (LOSS) ON SALES OF SECURITIES	0	0	1,264	(57)	4,571
REAL ESTATE OWNED OPERATIONS	(23)	99	196	188	(120)
BOLI	1,164	1,107	1,089	3,331	3,342
GAIN RELATED TO EARLY REPAYMENT OF DEBT	0	0	0	645	0
OTHER NONINTEREST INCOME (EXPENSE)	(154)	(215)	396	(402)	(130)
TOTAL NON INTEREST INCOME	13,306	15,405	12,667	43,350	37,374

NON INTEREST EXPENSE:
EMPLOYEE COMPENSATION AND BENEFITS	23,274	22,334	19,286	67,625	57,610
OCCUPANCY AND EQUIPMENT	6,578	6,617	5,901	19,241	17,048
AMORTIZATION OF CORE DEPOSIT INTANGIBLES	556	555	556	1,667	1,667
MERGER AND ACQUISITION COSTS	0	0	0	0	4,835
OTHER	12,191	12,096	10,827	35,315	30,217
TOTAL NON INTEREST EXPENSE	42,599	41,602	36,570	123,848	111,377

INCOME BEFORE INCOME TAXES	20,395	24,217	23,298	68,672	61,761
INCOME TAX PROVISION	(6,505)	(8,209)	(7,988)	(22,883)	(20,984)

NET INCOME	$13,890	$16,008	$15,310	$45,789	$40,777

EARNINGS PER SHARE - BASIC (2)	$0.40	$0.46	$0.45	$1.32	$1.21
EARNINGS PER SHARE - DILUTED (2)	$0.40	$0.46	$0.44	$1.31	$1.18

CORE EARNINGS (3)	$13,890	$16,008	$14,488	$45,419	$40,949
CORE EARNINGS PER SHARE - BASIC (3)	$0.40	$0.46	$0.42	$1.31	$1.21
CORE EARNINGS PER SHARE - DILUTED (3)	$0.40	$0.46	$0.42	$1.30	$1.18

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	34,660,107	34,597,964	34,015,769	34,581,606	33,811,065
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	35,097,474	35,022,597	34,721,952	35,033,011	34,626,014

(1)   Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)   Weighted average shares and per share amounts for prior periods have been restated to reflect the 3 for 2 stock split that occurred on August 31, 2005.

(3)   Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30,	JUNE 30,	SEPT 30,	SEPT 30,	SEPT 30,
	2005	2005	2004 (1)	2005	2004 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	6.77%	6.44%	5.91%	6.46%	5.92%
YIELD ON MORTGAGE-BACKED SECURITIES	4.43%	4.53%	4.54%	4.53%	4.50%
YIELD ON INVESTMENTS AND CASH	1.50%	1.44%	3.10%	1.72%	3.07%
YIELD ON INTEREST-EARNING ASSETS	5.94%	5.76%	5.38%	5.77%	5.37%

COST OF DEPOSITS	2.20%	2.04%	1.46%	2.03%	1.42%
COST OF BORROWINGS	3.76%	3.48%	3.19%	3.52%	3.12%
COST OF INTEREST-BEARING LIABILITIES	2.67%	2.55%	2.11%	2.55%	2.05%

NET INTEREST SPREAD	3.27%	3.21%	3.27%	3.22%	3.32%

NET INTEREST MARGIN	3.33%	3.26%	3.31%	3.27%	3.35%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.81%	0.92%	0.94%	0.88%	0.87%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.81%	0.92%	0.89%	0.87%	0.88%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	10.8%	13.4%	14.6%	12.5%	13.0%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	10.8%	13.4%	13.9%	12.4%	13.1%
RETURN ON AVERAGE TANGIBLE EQUITY (3)	14.6%	18.5%	22.8%	17.1%	20.1%
OPERATING EFFICIENCY	64.2%	60.1%	58.2%	61.0%	61.2%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	64.2%	60.1%	60.2%	61.3%	61.0%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.49%	2.39%	2.24%	2.38%	2.39%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY TO TOTAL ASSETS RATIO	7.4%	7.5%	6.6%	7.4%	6.6%
REGULATORY CAPITAL RATIOS (FOR STERLING FINANCIAL CORPORATION):
CORE CAPITAL RATIO	7.7%	N/A	N/A	7.7%	N/A
TIER 1 RISK-BASED CAPITAL RATIO	10.6%	N/A	N/A	10.6%	N/A
TOTAL RISK-BASED CAPITAL RATIO	11.7%	N/A	N/A	11.7%	N/A
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	6.7%	7.2%	6.6%	6.7%	6.6%
TIER 1 RISK-BASED CAPITAL RATIO	10.7%	10.0%	9.9%	10.7%	9.9%
TOTAL RISK-BASED CAPITAL RATIO	11.9%	11.1%	10.8%	11.9%	10.8%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$115,870	$106,489	$105,421	$378,842	$268,098
MULTIFAMILY REAL ESTATE	0	0	2,588	13,267	39,005
COMMERCIAL REAL ESTATE	51,065	14,700	77,434	120,820	175,949
CONSTRUCTION	443,521	424,519	302,309	1,212,960	690,900
CONSUMER - DIRECT	86,216	120,593	79,779	270,760	275,703
CONSUMER - INDIRECT	30,825	21,746	12,903	67,613	37,322
BUSINESS BANKING	155,831	130,128	92,065	380,107	358,039
CORPORATE BANKING	72,176	89,955	76,156	241,864	279,972
TOTAL LOAN ORIGINATION VOLUME	$955,504	$908,130	$748,655	$2,686,233	$2,124,988

(1)   Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)   Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(3)   Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, UNAUDITED)

	SEPT 30,	JUNE 30,	SEPT 30,
	2005	2005	2004

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$493,752	$495,682	$718,686
MULTIFAMILY REAL ESTATE	219,224	225,476	176,287
COMMERCIAL REAL ESTATE	580,567	568,945	671,976
CONSTRUCTION	905,381	801,746	600,673
CONSUMER - DIRECT	598,956	591,409	537,985
CONSUMER - INDIRECT	141,475	128,510	115,495
BUSINESS BANKING	1,001,691	994,054	896,321
CORPORATE BANKING	409,251	438,038	357,929
DEFERRED LOAN FEES, NET	(8,942)	(8,002)	(7,054)
ALLOWANCE FOR LOSSES ON LOANS	(53,671)	(54,593)	(47,290)
NET LOANS RECEIVABLE	$4,287,684	$4,181,265	$4,021,008

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$54,593	$52,712	$45,251
PROVISION FOR LOSSES ON LOANS	3,400	3,400	3,000
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(4,322)	(1,519)	(961)
BALANCE AT END OF QUARTER	$53,671	$54,593	$47,290

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.40%	0.13%	0.10%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.14%	0.03%	0.10%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.24%	1.29%	1.16%

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	953.1%	460.1%	443.8%

NONPERFORMING LOANS TO NET LOANS	0.21%	0.37%	0.33%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$0	$0
NONACCRUAL LOANS	7,888	14,020	12,097
RESTRUCTURED LOANS	1,226	1,267	1,341
TOTAL NONPERFORMING LOANS	9,114	15,287	13,438
REO	2,454	2,463	3,447
TOTAL NONPERFORMING ASSETS (NPA)	$11,568	$17,750	$16,885

NPA TO TOTAL ASSETS	0.17%	0.26%	0.25%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.28%	0.45%	0.34%

CLASSIFIED ASSETS	$63,537	$73,753	$74,623

CLASSIFIED ASSETS/TOTAL ASSETS	0.93%	1.09%	1.11%

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30,	JUNE 30,	SEPT 30,	SEPT 30,	SEPT 30,
	2005	2005	2004	2005	2004

AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS	$4,300,460	$4,526,338	$3,881,064	$4,429,644	$3,737,149
AVERAGE MORTGAGE-BACKED SECURITIES	1,858,353	1,933,964	1,985,485	1,937,322	1,838,727
AVERAGE INVESTMENTS AND CASH	169,716	161,791	169,293	168,167	198,071
AVERAGE INTEREST-EARNING ASSETS	$6,328,529	$6,622,093	$6,035,842	$6,535,133	$5,773,947

AVERAGE DEPOSITS	$4,303,180	$4,158,092	$3,727,825	$4,161,898	$3,585,208
AVERAGE BORROWINGS	1,885,913	2,323,964	2,208,496	2,238,298	2,116,533
AVERAGE INTEREST-BEARING LIABILITIES	$6,189,093	$6,482,056	$5,936,321	$6,400,196	$5,701,741

AVERAGE ASSETS	6,785,740	6,972,385	6,496,332	6,948,356	6,232,461

AVERAGE SHAREHOLDERS’ EQUITY	509,256	478,378	416,279	488,564	418,251

AVERAGE TANGIBLE EQUITY (1)	378,326	346,889	267,594	357,074	270,320

DEPOSITS DETAIL (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	$439,838	$420,460	$415,706	$439,838	$415,706
NONINTEREST-BEARING TRANSACTION ACCOUNTS	717,026	634,997	576,456	717,026	576,456
SAVINGS AND MONEY MARKET DEPOSIT ACCOUNTS (MMDA)	1,198,489	1,116,071	1,116,203	1,198,489	1,116,203
TIME DEPOSITS	2,035,404	2,028,668	1,668,567	2,035,404	1,668,567
TOTAL DEPOSITS	$4,390,757	$4,200,196	$3,776,932	$4,390,757	$3,776,932

NUMBER OF TRANSACTION ACCOUNTS (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	47,157	47,745	45,382	47,157	45,382
NONINTEREST-BEARING TRANSACTION ACCOUNTS	105,208	102,477	101,492	105,208	101,492
TOTAL TRANSACTION ACCOUNTS	152,365	150,222	146,874	152,365	146,874

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD:	1,770	1,707	1,610	1,770	1,610

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$23,332	$26,183	$20,774	$78,430	$56,683

(1)  Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	AS OF OR FOR THE THREE MONTHS ENDED			AS OF OR FOR THE NINE MONTHS ENDED
	SEPT 30,	JUNE 30,	SEPT 30,	SEPT 30,	SEPT 30,
EXHIBIT A - RECONCILIATION SCHEDULE	2005	2005	2004	2005	2004
CORE EARNINGS: (2)
NET INCOME, AS REPORTED	$13,890	$16,008	$15,310	$45,789	$40,777
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0	0	(822)	36	(2,971)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0	0	0	0	3,143
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0	0	0	(406)	0
CORE EARNINGS	$13,890	$16,008	$14,488	$45,419	$40,949

CORE EARNINGS PER SHARE - BASIC: (1)(2)
EARNINGS PER SHARE - BASIC, AS REPORTED	$0.40	$0.46	$0.45	$1.32	$1.21
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	(0.03)	0.00	(0.09)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.00	0.00	0.09
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	(0.01)	0.00
CORE EARNINGS PER SHARE - BASIC	$0.40	$0.46	$0.42	$1.31	$1.21

CORE EARNINGS PER SHARE - DILUTED: (1)(2)
EARNINGS PER SHARE - DILUTED, AS REPORTED	$0.40	$0.46	$0.44	$1.31	$1.18
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	(0.02)	0.00	(0.09)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.00	0.00	0.09
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	(0.01)	0.00
CORE EARNINGS PER SHARE - DILUTED	$0.40	$0.46	$0.42	$1.30	$1.18

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	34,660,107	34,597,964	34,015,769	34,581,606	33,811,065
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	35,097,474	35,022,597	34,721,952	35,033,011	34,626,014
COMMON SHARES OUTSTANDING	34,725,400	23,084,300	22,791,122	34,725,400	22,791,122

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE ASSETS, AS REPORTED	0.81%	0.92%	0.94%	0.88%	0.87%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00%	0.00%	(0.05)%	0.00%	(0.06)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00%	0.00%	0.00%	0.00%	0.07%
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.00%	(0.01)%	0.00%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.81%	0.92%	0.89%	0.87%	0.88%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	10.8%	13.4%	14.6%	12.5%	13.0%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.0%	0.0%	(0.7)%	0.0%	(1.0)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.0%	0.0%	0.0%	0.0%	1.0%
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	0.0%	(0.1)%	0.0%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	10.8%	13.4%	13.9%	12.4%	13.1%

AVERAGE ASSETS	$6,785,740	$6,972,385	$6,496,332	$6,948,356	$6,232,461
AVERAGE SHAREHOLDERS’ EQUITY	509,256	478,378	416,279	488,564	418,251

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS: (2)
OPERATING EFFICIENCY RATIO, AS REPORTED	64.2%	60.1%	58.2%	61.0%	61.2%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	0.0%	0.0%	2.0%	0.0%	2.5%
SUBTRACT: MERGER AND ACQUISITION COSTS	0.0%	0.0%	0.0%	0.0%	(2.7)%
ADD BACK: NET GAIN (LOSS) ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	0.0%	0.3%	0.0%
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	64.2%	60.1%	60.2%	61.3%	61.0%

ADJUSTED SHAREHOLDERS’ EQUITY:
SHAREHOLDERS’ EQUITY, AS REPORTED	$499,683	$503,487	$447,237	$499,683	$447,237
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	26,635	10,494	9,481	26,635	9,481
ADJUSTED SHAREHOLDERS EQUITY	$526,318	$513,981	$456,718	$526,318	$456,718

ADJUSTED BOOK VALUE PER SHARE: (1)
BOOK VALUE PER SHARE, AS REPORTED	$14.39	$14.54	$13.08	$14.39	$13.08
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	0.77	0.30	0.28	0.77	0.28
ADJUSTED BOOK VALUE PER SHARE	$15.16	$14.84	$13.36	$15.16	$13.36

(1)          Weighted average shares and per share amounts have been restated to reflect the 3 for 2 stock split that occurred on August 31, 2005.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial  condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.